UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2004

HANOVER COMPRESSOR COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13071	76-0625124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas		77086
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 447-8787

ITEM 12. Results of Operations and Financial Condition

On February 17, 2004, we issued a press release announcing our financial results for the quarter and year ended December 31, 2003. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY

Date: February 17, 2004	By:	/s/ John E. Jackson
	Name:	John E. Jackson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, issued February 17, 2004